Liquidity and Going Concern	12 Months Ended
Oct. 31, 2023
Liquidity [Abstract]
LIQUIDITY AND GOING CONCERN

Note 3 — LIQUIDITY AND GOING CONCERN

The accompanying consolidated financial statements have been prepared in accordance with U.S. GAAP on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

For the year ended October 31, 2023, the Group incurred a net loss of $15.8 million and net cash used in operating activities of $17.8 million. As of October 31, 2023, the Company has an accumulated deficit of $5.0 million and working capital deficit of $7.3 million. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital. As of October 31, 2023, the Company had cash and cash equivalents of $2.2 million. Advance from customers included in current liabilities amounted to $3.5 million mainly presenting the advances from customer that will be recognized as revenue in the next fiscal year when the services are provided. To sustain its ability to support the Company’s operating activities, the Company may have to consider supplementing its available sources of funds through the following sources: (1) cash generated from upcoming operations; (2) new bank loans or renew its existing bank loans upon maturity, (3) financial support from the Company’s principal shareholders and related party. As of this filing date the Group has cash and cash equivalents of approximately $2.5 million. Based on the above analysis, management believes it is more likely than not that the Group can meet its obligations as they become due within one year from the reporting date and can continue as a going concern, the consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.